SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2004



                       SANGUI BIOTECH INTERNATIONAL, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Colorado
                                    --------
          (State or other jurisdiction of Incorporation or organization


       000-21271                                        84-1330732
 -----------------------                                ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                Alfred-Herrhausen-Str. 44, 58455 Witten, Germany
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                               011-49-2302-915-204
                               -------------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

         On May 6, 2004 Sangui Biotech International, Inc. (the "Company") issued a press release announcing that its German subsidiary, Sangui Biotech GmbH and Mercatura Cosmetics Biotech AG, Achim, Germany, have signed a letter of intent aiming at marketing "Pure Moisture", an anti-aging nano-formulation developed by Sangui. Under the proposed agreement Sangui will license to Mercatura the exclusive right to sell the nano-emulsion in German and international markets. Mercatura plans to include this product under its "Wunderkind" brand, jointly marketed by Mercatura and German top designer Wolfgang Joop. A copy of the press release is furnished as Exhibit 99.2 to this report.


         The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 2. Management's Discussion and Analysis of Financial Condition" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                            Sangui Biotech International, Inc.
                                            (Registrant)


Date: May 7, 2004                           /s/ Wolfgang Barnikol
                                            ----------------------------
                                            By: Wolfgang Barnikol
                                            Its:  President, CEO and CFO

                                INDEX TO EXHIBITS


Exhibit Number                  Exhibit
--------------                  -------
         99.1              Press Release dated May 6, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.